Exhibit 99

Radian Asset Assurance Inc.

[GRAPHIC APPEARS HERE]

Quarterly
Operating Supplement
Second Quarter 2003

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

June 30, 2003

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s and Fitch Ratings, provides financial guaranty insurance and reinsurance to the holders of debt obligations and asset-backed securities. As a direct writer of insurance for municipal bonds, asset-backed obligations, trade credit reinsurance and other credit insurance, the company plays an important role in extending the benefits of insurance to a broad range of issuers and securities.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the	1 212 984.9222
1 212 983.3100	john.deluca@radiangroupinc.com

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Six months ended June 30, 2003
	Mortgage Insurance	Mortgage Services	Financial Guaranty	Total
Net premiums written	$354,999	—	$171,257	$526,256

Net premiums earned	$357,750	—	$123,391	$481,141
Net investment income	54,582	$36	39,058	93,676
Equity in net income of affiliates	—	43,289	5,458	48,747
Other income	14,416	12,785	2,759	29,960

Total revenues	426,748	56,110	170,666	653,524

Provision for losses	130,204	—	33,094	163,298
Policy acquisition costs	34,923	—	27,462	62,385
Other operating expenses	62,596	20,224	18,186	101,006
Interest expense	10,662	1,473	6,101	18,236

Total expenses	238,385	21,697	84,843	344,925

Gain/(loss) on disposition of investments	865	(918)	6,902	6,849
Change in fair value of derivative instruments	(26)	27	(12,728)	(12,727)

Net gains/(losses)	839	(891)	(5,826)	(5,878)

Pretax income	189,202	33,522	79,997	302,721
Income tax provision	51,358	13,399	21,518	86,275

Net income	$137,844	$20,123	$58,479	$216,446

Total assets	$3,626,022	$272,263	$2,154,673	$6,052,958
Deferred policy acquisition costs	76,404	—	130,209	206,613
Reserve for losses	490,579	—	162,803	653,382
Unearned premiums	108,819	—	553,473	662,292

Equity	$1,689,161	$220,753	$1,116,090	$3,026,004

*	Reported on a GAAP basis.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Key Financial Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended		Six Months Ended
	June 30 2003	June 30 2002	June 30 2003	June 30 2002
Revenues
Gross premiums written	$14,039	$54,579	$61,067	$94,013
Reinsurance premiums ceded	(5,583)	(8,390)	(13,363)	(18,705)

Net premiums written	8,456	46,189	47,704	75,308
Decrease/(increase) in unearned premiums	16,930	(23,451)	6,805	(32,158)

Premiums earned	25,386	22,738	54,509	43,150

Net investment income	7,363	5,957	14,256	12,612
Net realized gain/(loss) on sale of investments	230	(206)	1,418	(475)

Net investment gains	7,593	5,751	15,674	12,137

Other income	(283)	229	1,200	333

Total revenues	32,696	28,718	71,383	55,620

Expenses
Losses and loss adjustment expenses incurred	4,001	9,409	10,280	18,988
Commissions incurred	(8,311)	2,455	(5,608)	4,603
Other underwriting expenses	13,011	8,233	22,898	16,155

Total expenses	8,701	20,097	27,570	39,746

Income before income taxes	23,995	8,621	43,813	15,874
Federal and foreign income taxes	1,155	2,246	3,435	2,726

Net income	22,840	6,375	40,378	13,148

Financial Ratios
Loss and LAE Ratio	15.8%	41.4%	18.9%	44.0%
Underwriting Expense Ratio	55.6%	23.1%	36.2%	27.6%

Combined Ratio	71.4%	64.5%	55.1%	71.6%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Balance Sheets ($ Thousands)

	June 30 2003	December 31 2002
Assets
Long-term bonds, at amortized cost	$677,508	$550,512
Preferred stock, at market	33,477	24,585
Common stock, at market	3,846	1,156
Cash and short-term investments	56,398	46,100
Receivable for securities	2,349	149

Total Investments	773,578	622,502

Investment income due and accrued	9,188	6,919
Premiums receivable	13,687	22,449
Funds held by reinsured companies	42	1,863
Current federal income tax recoverable	875	—
Net deferred tax asset	1,028	1,531
Receivable from affiliates	9,474	—
Other assets	115	2,119

Total Assets	$807,987	$657,383

Liabilities
Contingency reserve	$46,199	$39,272
Losses and loss adjustment expenses	18,817	50,453
Reinsurance payable on paid losses and loss adjustment expenses	1,968	4,843
Unearned premiums	226,895	233,701
Provision for reinsurance	108	284
Payable to affiliates	—	2,200
Payable for securities	6,722	6,660
Ceded reinsurance premiums payable	1,443	2,670
Federal and foreign income taxes payable	—	5,360
Funds held under reinsurance treaties	56,466	—
Accrued expenses and other liabilities	2,880	2,481

Total Liabilities	361,498	347,924

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	329,077	229,077
Unassigned funds	102,412	65,382

Total Policyholders’ Surplus	446,489	309,459

Total Liabilities and Policyholders’ Surplus	$807,987	$657,383

Qualified Statutory Capital	$492,688	$348,731

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Gross Premiums Written by Product ($ Thousands)

	2nd Qtr 2003	2nd Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance Direct	$10,891	$15,957	-31.7%	$21,735	$30,541	-28.8%
Structured Finance Direct	21,883	23,627	-7.4%	38,644	31,883	21.2%
Public Finance Reinsurance	1,552	(16)	-9800.0%	4,332	612	607.8%
Structured Finance Reinsurance	1,675	3,395	-50.7%	6,048	9,675	-37.5%
Trade Credit Reinsurance	(21,962)	11,616	-289.1%	(9,692)	21,302	-145.5%

	$14,039	$54,579	-74.3%	$61,067	$94,013	-35.0%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	June 30 2003	December 31 2002	% Change
Capital and Surplus	$446,489	$309,459	44%
Contingency Reserve	46,199	39,272	18%

Qualified Statutory Capital	492,688	348,731	41%

Unearned Premium Reserve	226,895	233,701	-3%
Loss and Loss Expense Reserves	18,817	50,453	-63%

Total Policyholders’ Reserves	245,712	284,154	-14%

Present Value of Future Installment Premiums	181,508	151,032	20%

Reinsurance and Soft Capital Facilities	50,000	15,000	233%

Total Claims-Paying Resources	$969,908	$798,917	21%

Total Debt Service (Principal and Interest) Outstanding	$25,227,965	$22,081,339	14%
Capital Leverage Ratio (1)	51:1	63:1
Claims-Paying Ratio (2)	26:1	28:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Investment Portfolio Highlights

Asset Quality

As of June 30, 2003, the book value of our investment portfolio was $757.3 million, with an average duration of 5.2 years.

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Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

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Quarterly Operating Supplement for the Period Ended June 30, 2003 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
NEW YORK	$1,107,559	6.1%	$1,019,026	6.7%
PENNSYLVANIA	1,056,121	5.8%	993,019	6.5%
TEXAS	1,042,224	5.7%	1,133,571	7.4%
FLORIDA	594,063	3.3%	649,067	4.3%
CALIFORNIA	470,663	2.6%	494,536	3.2%
CONNECTICUT	462,214	2.5%	463,912	3.0%
COLORADO	452,039	2.5%	371,126	2.4%
ILLINOIS	407,006	2.2%	362,451	2.4%
WASHINGTON	321,223	1.8%	323,379	2.1%
INDIANA	294,996	1.6%	141,088	0.9%
TOTAL OF TOP TEN STATES:	6,208,109	34.1%	5,951,175	39.0%
TOTAL OF OTHER STATES:	3,614,470	19.8%	3,423,522	22.4%
DOMESTIC STRUCTURAL FINANCE:	7,493,954	41.1%	5,282,486	34.6%
INTERNATIONAL:	909,403	5.0%	608,706	4.0%

Total	$18,225,936	100.0%	$15,265,889	100.0%

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Healthcare	$2,278,557	12.5%	$1,997,820	13.1%
General Obligations	2,043,713	11.2%	2,105,718	13.8%
Education	1,573,874	8.6%	1,549,056	10.1%
Utilities	853,715	4.7%	827,500	5.4%
Long Term Care	850,923	4.7%	840,073	5.5%
Other Public Finance	675,619	3.7%	468,386	3.1%
Tax-Backed	509,153	2.8%	497,104	3.3%
AAA Wrap Municipal	440,191	2.4%	442,891	2.9%
Transportation	408,658	2.2%	408,275	2.7%
Housing	194,123	1.1%	208,523	1.4%
Investor-Owned Utilities	55,898	0.3%	59,856	0.4%

Subtotal Public Finance	$9,884,424	54.2%	$9,405,202	61.6%

Structured Finance	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Collateralized Debt Obligations	$5,896,894	32.4%	$4,227,312	27.7%
Asset-Backed - Commercial and Other	771,840	4.2%	490,718	3.2%
Asset-Backed - Consumer	743,900	4.1%	649,398	4.3%
Asset-Backed - Mortgage and MBS	711,321	3.9%	192,886	1.3%
Other Structured Finance	217,555	1.2%	300,373	2.0%
Subtotal Structured Finance	$8,341,511	45.8%	$5,860,687	38.4%

Total	$18,225,936	100.0%	$15,265,889	100.0%

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$4,657,719	25.6%	$2,434,385	15.9%
AA	2,865,883	15.7%	2,903,551	19.0%
A	2,883,831	15.8%	2,638,433	17.3%
BBB	6,178,035	33.9%	5,682,251	37.2%
Investment Grade	241,940	1.3%	198,467	1.3%
Below Investment Grade	580,254	3.2%	719,055	4.7%
Not Rated	818,275	4.5%	689,746	4.5%

Total	$18,225,936	100.0%	$15,265,889	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (6/30/2003)	Percent of total Net Par	Rating*
MUNI LEVERAGED LEASE	$145,377	0.80%	A
PORT AUTHORITY N Y & N J	92,767	0.51%	AA-
SECOND -TO-PAY MUNI WRAP	90,000	0.49%	AAA
SECOND -TO-PAY MUNI WRAP	90,000	0.49%	AAA
SECOND -TO-PAY MUNI WRAP	88,000	0.48%	AAA
INTERLOCKEN CONSOLIDATED METROPOLITAN DISTRICT	85,095	0.47%	BBB-
NEW YORK N Y GO	79,772	0.44%	A-
ORLANDO REGIONAL HEALTH SYSTEMS FL	78,558	0.43%	A-
MUNI LEVERAGED LEASE	76,976	0.42%	AA
MERIDIAN METROPOLITAN DISTRICT	76,635	0.42%	BBB

Total top 10	$903,180	4.96%

10 Largest Structured Finance Exposures

	Net Par (6/30/2003)	Percent of total Net Par	Rating*
EUROPEAN STATIC SYNTHETIC CDO	$270,900	1.49%	AAA
EUROPEAN STATIC SYNTHETIC CDO	270,900	1.49%	AAA
US STATIC SYNTHETIC CDO	270,000	1.48%	AAA
US STATIC SYNTHETIC CDO	270,000	1.48%	AAA
US STATIC SYNTHETIC CDO	270,000	1.48%	AA
CDO OF ABS	257,529	1.41%	AA
US STATIC SYNTHETIC CDO	252,051	1.38%	AA
US STATIC SYNTHETIC CDO	250,000	1.37%	AA+
US STATIC SYNTHETIC CDO	250,000	1.37%	AAA
US STATIC SYNTHETIC CDO	250,000	1.37%	AAA

Total top 10	$2,611,379	14.33%

*	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Management Team

Martin A. Kamarck
President

David J. Beidler
Senior Vice President, Chief Legal Officer

Edward McC. Bowers
Senior Vice President, Global Structured Products

Sally B. Campbell
Senior Vice President, Public Finance

John C. DeLuca
Senior Vice President, Market Development

Bonita Z. Dorland
Senior Vice President, Chief Risk Officer

Andrew C.J. Poole
Managing Director, Radian Representatives Ltd.

Jack Praschnik
Senior Vice President, Global Strategies

Patrick Rossi
Senior Vice President, Controller

Jeffrey C. Salton
Senior Vice President, Operations and Analysis

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Radian Asset Assurance Inc. Management Team

Radian Reinsurance Inc.

[GRAPHIC APPEARS HERE]

Quarterly Operating Supplement Second Quarter 2003

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Table of Contents

1

Quarterly Operating Supplement

Radian Reinsurance Inc.

Quarterly Operating Supplement

June 30, 2003

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor’s and Aa2 by Moody’s, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The company provides financial guaranty reinsurance to the primary insurers of municipal bonds, asset-backed securities and structured finance obligations.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Reinsurance Inc.	Contact:
335 Madison Avenue New York, New York 10017 1 877 337.4925 (within the U.S.) 1 212 983.3100	John C. DeLuca Senior Vice President, Market Development 1 212 984.9222 john.deluca@radiangroupinc.com

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Company Profile / Company Information

2

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Six months ended June 30, 2003
	Mortgage Insurance	Mortgage Services	Financial Guaranty	Total
Net premiums written	$354,999	—	$171,257	$526,256

Net premiums earned	$357,750	—	$123,391	$481,141
Net investment income	54,582	$36	39,058	93,676
Equity in net income of affiliates	—	43,289	5,458	48,747
Other income	14,416	12,785	2,759	29,960

Total revenues	426,748	56,110	170,666	653,524

Provision for losses	130,204	—	33,094	163,298
Policy acquisition costs	34,923	—	27,462	62,385
Other operating expenses	62,596	20,224	18,186	101,006
Interest expense	10,662	1,473	6,101	18,236

Total expenses	238,385	21,697	84,843	344,925

Gain/(loss) on disposition of investments	865	(918)	6,902	6,849
Change in fair value of derivative instruments	(26)	27	(12,728)	(12,727)

Net gains/(losses)	839	(891)	(5,826)	(5,878)

Pretax income	189,202	33,522	79,997	302,721

Income tax provision	51,358	13,399	21,518	86,275

Net income	$137,844	$20,123	$58,479	$216,446

Total assets	$3,626,022	$272,263	$2,154,673	$6,052,958
Deferred policy acquisition costs	76,404	—	130,209	206,613
Reserve for losses	490,579	—	162,803	653,382
Unearned premiums	108,819	—	553,473	662,292

Equity	$1,689,161	$220,753	$1,116,090	$3,026,004

*	Reported on a GAAP basis.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Key Financial Highlights

3

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended		Six Months Ended
	June 30 2003	June 30 2002	June 30 2003	June 30 2002
Revenues
Gross premiums written	$75,461	$25,231	$121,265	$59,547
Reinsurance premiums ceded	(1,769)	—	(1,935)	(1,568)

Net premiums written	73,692	25,231	119,330	57,979
Increase in unearned premiums	(37,848)	(5,180)	(57,905)	(21,190)

Premiums earned	35,844	20,051	61,425	36,789

Net investment income	11,874	12,025	24,086	24,010
Net realized gain on sale of investments	2,232	1,901	4,932	3,167

Net investment gains	14,106	13,926	29,018	27,177

Other income	(1,198)	(15)	(1,140)	26

Total revenues	48,752	33,962	89,303	63,992

Expenses
Losses and loss adjustment expenses incurred	8,814	4,928	12,292	4,984
Commissions incurred	23,728	8,178	40,319	18,458
Other underwriting expenses	4,978	2,506	6,824	5,408

Total expenses	37,520	15,612	59,435	28,850

Income before income taxes	11,232	18,350	29,868	35,142
Federal and foreign income tax expenses/(benefits)	3,070	2,501	5,781	(10,018)

Net income	$8,162	$15,849	$24,087	$45,160

Financial Ratios
Loss and LAE Ratio	24.6%	24.6%	20.0%	13.5%
Underwriting Expense Ratio	39.0%	42.3%	39.5%	41.2%

Combined Ratio	63.6%	66.9%	59.5%	54.7%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit Product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Statutory Income Statements

4

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Balance Sheets ($ Thousands)

	June 30 2003	December 31 2002
Assets
Long-term bonds, at amortized cost	$980,566	$905,719
Cash and short-term investments	25,304	21,971
Other invested assets	—	13,132
Receivable for securities	—	654

Total Investments	1,005,870	941,476

Investment income due and accrued	13,209	12,817
Premiums receivable	31,388	5,100
Funds held by reinsured companies	59,669	524
Current federal income tax recoverable	1,221	3,174
Net deferred tax asset	3,305	1,991
Receivable from affiliates	—	790
Other assets	2,006	1,360

Total Assets	$1,116,668	$967,232

Liabilities
Contingency reserve	$260,574	$280,376
Losses and loss adjustment expenses	61,698	29,246
Reinsurance payable on paid losses and loss adjustment expenses	4,370	1,262
Unearned premiums	427,215	369,310
Payable to affiliates	14,093	—
Payable for securities	18,573	3,840
Commissions and contingent profit commissions	2,167	735
Federal and foreign income taxes payable	1,181	—
Funds held under reinsurance treaties	2,147	7
Accrued expenses and other liabilities	6,889	10,320

Total Liabilities	798,907	695,096

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	186,500	186,500
Unassigned funds	116,261	70,636

Total Policyholders’ Surplus	317,761	272,136

Total Liabilities and Policyholders’ Surplus	$1,116,668	$967,232

Qualified Statutory Capital	$578,335	$552,512

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit Product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Statutory Balance Sheets

5

Quarterly Operating Supplement

Radian Reinsurance Inc.

Gross Premiums Written by Product ($ Thousands)

	2nd Qtr 2003	2nd Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance	$24,739	$11,973	107%	$51,528	$35,046	47%
Structured Finance	14,849	9,429	57%	26,641	20,505	30%
Trade Credit Reinsurance	35,873	3,829	837%	43,096	3,996	978%

	$75,461	$25,231	199%	$121,265	$59,547	104%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regards to its Trade Credit Product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	June 30 2003	December 31 2002	% Change
Capital and Surplus	$317,761	$272,136	17%
Contingency Reserve	260,574	280,376	-7%

Qualified Statutory Capital	578,335	552,512	5%

Unearned Premium Reserve	427,215	369,310	16%
Loss and Loss Expense Reserves	61,698	29,246	111%

Total Policyholders’ Reserves	488,913	398,556	23%

Present Value of Future Installment Premiums	271,468	249,108	9%

Reinsurance and Soft-Capital Facilities	125,000	150,000	-17%

Total Claims-Paying Resources	$1,463,716	$1,350,176	8%

Total Debt Service (Principal and Interest) Outstanding	89,845,103	82,674,463	9%
Capital Leverage Ratio (1)	155:1	150:1
Claims-Paying Ratio (2)	61:1	61:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Gross Premiums / Total Claims-Paying Resources

6

Quarterly Operating Supplement

Radian Reinsurance Inc.

Investment Portfolio Highlights

Asset Quality

As of June 30, 2003, the book value of our investment portfolio was $1,002.6 million, with an average duration of 6 years.

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Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

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Quarterly Operating Supplement for the Period Ended June 30, 2003 / Investment Portfolio Highlights

7

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
CALIFORNIA	$5,455,363	9.7%	$5,054,594	9.9%
NEW YORK	3,606,183	6.4%	3,361,363	6.6%
FLORIDA	2,552,936	4.5%	2,376,386	4.7%
TEXAS	2,506,128	4.4%	2,221,825	4.4%
ILLINOIS	2,325,028	4.1%	2,298,487	4.5%
NEW JERSEY	2,056,882	3.6%	1,935,968	3.8%
MASSACHUSETTS	1,918,637	3.4%	1,791,923	3.5%
PENNSYLVANIA	1,917,560	3.4%	1,791,052	3.5%
PUERTO RICO	1,170,873	2.1%	1,092,288	2.1%
WASHINGTON	1,034,562	1.8%	928,918	1.8%
Total of top ten states	24,544,152	43.5%	22,852,803	44.7%
Total of other states	14,669,314	26.0%	14,208,643	27.8%
Domestic structured finance	11,812,712	20.9%	9,885,628	19.4%
International	5,448,673	9.6%	4,124,348	8.1%

Total	$56,474,852	100.0%	$51,071,421	100.0%

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

8

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
General Obligations	$11,595,665	20.5%	$10,560,096	20.7%
Utilities	7,215,076	12.8%	6,802,514	13.3%
Transportation	6,592,796	11.7%	5,952,153	11.7%
Healthcare	6,343,263	11.2%	6,204,510	12.1%
Tax-Backed	3,620,110	6.4%	3,377,458	6.6%
Investor-Owned Utilities	2,003,644	3.5%	1,904,838	3.7%
Education	1,796,662	3.2%	1,575,248	3.1%
Housing	1,209,258	2.1%	1,184,544	2.3%
Other Public Finance	562,139	1.0%	672,199	1.3%
AAA Wrap Municipal	405,496	0.7%	405,496	0.8%
Long-Term Care	94,763	0.2%	94,790	0.2%

Subtotal Public Finance	$41,438,873	73.4%	$38,733,846	75.8%

Structured Finance	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Asset-Backed - Consumer	$6,048,437	10.7%	$5,514,421	10.8%
Collateralized Debt Obligations	4,412,644	7.8%	2,552,035	5.0%
Asset-Backed - Commercial and Other	2,745,599	4.9%	2,489,820	4.9%
Asset-Backed - Mortgage and MBS	1,114,418	2.0%	992,167	1.9%
Other Structured Finance	714,882	1.3%	789,132	1.5%
Subtotal Structured Finance	$15,035,979	26.6%	$12,337,575	24.2%

Total	$56,474,852	100.0%	$51,071,421	100.0%

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

9

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (6/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$6,914,263	12.2%	$4,107,704	8.0%
AA	13,419,277	23.8%	12,018,943	23.5%
A	23,185,022	41.1%	21,409,661	41.9%
BBB	9,975,653	17.7%	9,616,900	18.8%
Investment Grade	246,045	0.4%	445,010	0.9%
Below Investment Grade	637,025	1.1%	512,053	1.0%
Not Rated	2,097,567	3.7%	2,961,149	5.8%

Total	$56,474,852	100.0%	$51,071,421	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

10

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (6/30/2003)	Percent of total Net Par	Rating *
PORT AUTHORITY N Y & N J	$379,501	0.67%	AA-
LONG ISLAND POWER AUTHORITY	325,781	0.58%	A-
SAN FRANCISCO CA CITY & COUNTY AIRPORTS	312,810	0.55%	A+
ILLINOIS STATE GO	303,102	0.54%	AA
CALIFORNIA STATE PUBLIC WORKS BOARD	276,695	0.49%	A-
DENVER COLORADO AIRPORT REVENUE	276,660	0.49%	A
PUERTO RICO COMMONWEALTH GO	273,114	0.48%	A
HOUSTON TEXAS - WATER & SEWER	260,385	0.46%	A
NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY	254,902	0.45%	AA-
PUERTO RICO COMMONWEALTH HIGHWAY & TRANSIT	248,220	0.44%	A

Total top 10	$2,911,170	5.15%

10 Largest Structured Finance Exposures

	Net Par (6/30/2003)	Percent of total Net Par	Rating *
US STATIC SYNTHETIC CDO	$450,000	0.80%	AAA
US STATIC SYNTHETIC CDO	300,000	0.53%	AA
EUROPEAN STATIC SYNTHETIC CDO	288,000	0.51%	AAA
PILGRIM PRINCIPAL PROTECTION FUND	264,749	0.47%	AAA
PROVIDIAN GATEWAY MASTER TRUST	244,158	0.43%	BBB
US STATIC SYNTHETIC CDO	204,000	0.36%	AAA
MID-STATE HOMES TRUST IV	193,975	0.34%	BBB
US STATIC SYNTHETIC CDO	180,000	0.32%	AAA
COUNTRYWIDE HOME LOANS INC	167,157	0.30%	BBB
RFC - HEL	163,840	0.29%	A-

Total top 10	$2,455,878	4.35%

*	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Insured Portfolio Highlights

11

Quarterly Operating Supplement

Radian Reinsurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Chief Legal Officer

Edward McC. Bowers

Senior Vice President, Global Structured Products

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Andrew C.J. Poole

Managing Director, Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

Quarterly Operating Supplement for the Period Ended June 30, 2003 / Radian Reinsurance Inc. Management Team

12